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                                                                    EXHIBIT 32.2


      CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER PURSUANT
                TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Art Technology Group, Inc. (the "Company") for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Edward Terino, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ EDWARD TERINO
                                     -------------------------------------------
                                                   Edward Terino
                                      Senior Vice President, Finance and Chief
                                                 Financial Officer
                                    (principal financial and accounting officer)

Date: November 9, 2004